KEMPER VARIABLE SERIES
                          Kemper Money Market Portfolio
                          -----------------------------

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

The following disclosure supplements the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information:


With regard to Restriction #3, for purposes of determining the percentage of Money Market Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.





May 26, 1999